Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

11.  Commitments and Contingencies

Operating Leases - We lease certain PP&E under non-cancelable operating leases.  Future minimum payments on operating leases associated with our continuing operations with initial or remaining terms of one year or more at December 31, 2015, are as follows:

Operating Leases
2016	$6,109
2017	5,855
2018	5,591
2019	5,083
2020	2,406
Thereafter	1,665
Total minimum lease payments	$26,709

Expenses associated with our operating lease agreements, including month-to-month leases, were $9,845,000 in 2015, $7,002,000 in 2014, and $5,898,000 in 2013.  Renewal options are available under certain of the lease agreements for various periods at approximately the existing annual rental amounts.

Purchase and Sales Commitments - We have the following significant purchase and sales commitments.

Covestro agreement – El Dorado Nitric Company and its subsidiaries (“EDN”) and EDC, are party to an agreement (the “Covestro Agreement”) with Covestro AG, formerly Bayer MaterialScience LLC (“Covestro”).  EDN operates the nitric acid plant (the “Baytown Facility”) located within Covestro’s chemical manufacturing complex.  Under the terms of the Covestro Agreement, Covestro purchases from EDN all of Covestro’s requirements for nitric acid for use in Covestro’s chemical manufacturing complex

11.  Commitments and Contingencies (continued)

located in Baytown, Texas that provides a pass-through of certain costs plus a profit.  In addition, EDN is responsible for the maintenance and operation of the Baytown Facility.  If there is a change in control of EDN, Covestro has the right to terminate the Covestro Agreement upon payment of certain fees to EDN.  The Covestro Agreement expires in June 2021, with options for renewal.

Ammonia supply agreement – On November 2, 2015, EDC and Koch Fertilizer, LLC (“Koch Fertilizer”) entered into an ammonia purchase and sale agreement under which Koch Fertilizer agrees to purchase, with minimum purchase requirements, the ammonia that (a) will be produced at the El Dorado Facility and (b) that is in excess of El Dorado’s needs.  The initial term of the agreement is for three years, which term begins once the new ammonia plant is completed, and automatically continues for one or more additional one-year terms unless terminated by either party by delivering a notice of termination at least nine months prior to the end of term in effect.  However, if the new ammonia plant is not in production by July 31, 2016, either party may provide notice of termination on or before October 31, 2016.

UAN supply agreement – One or our subsidiaries, Pryor Chemical Company (“PCC”), is party to a contract with Koch Nitrogen Company, LLC (“Koch Nitrogen”) under which Koch Nitrogen agrees to purchase and distribute at market prices substantially all of the urea ammonium nitrate (“UAN”) produced at the Pryor Facility through June 30, 2016, but either party has an option to terminate the agreement pursuant to the terms of the contract (PCC’s required notice of termination is three months and Koch Nitrogen’s required notice of termination is six months).

Ammonia purchase agreement – EDC is party to an ammonia purchase agreement, as amended, with Koch Nitrogen International Sarl (“Koch”), under which Koch agrees to supply certain of the El Dorado Facility’s ammonia requirements.  Under an amended agreement, the El Dorado Facility will purchase a majority of its ammonia requirement from Koch through the earlier of December 31, 2016 or the date on which the new ammonia plant comes on stream at the El Dorado Facility.

Natural gas gathering agreements – Zena owns an approximately 12% working interest in certain natural gas properties but is not the operator of these properties.  The operator of the natural gas wells developed on these properties has contractually agreed to deliver a minimum daily quantity of natural gas to a certain gathering and pipeline system through December 2026 to ensure capacity availability on that system.  This gathering agreement effectively requires a daily minimum demand charge.  As a result, Zena’s proportionate share of the annual minimum demand charges is approximately $1.8 million for each of the next five years and approximately $3.9 million thereafter for a total of approximately $12.9 million.

Other purchase and sales commitments - See Note 12 – Derivatives, Hedges, Financial Instruments and Carbon Credits for our commitments relating to derivative contracts and carbon credits at December 31, 2015.  During 2015, certain subsidiaries entered into contracts to purchase natural gas for anticipated production needs at certain of our facilities.  Since these contracts are considered normal purchases because they provide for the purchase of natural gas that will be delivered in quantities expected to be used over a reasonable period of time in the normal course of business and are documented as such, these contracts are exempt from the accounting and reporting requirements relating to derivatives.  At December 31, 2015, our natural gas contracts, which are exempt from mark-to-market accounting, included the firm purchase commitments of approximately 5.1 million MMBtu of natural gas.  These contracts extend through December 2016 at a weighted-average cost of $2.91 per MMBtu ($14.9 million) and a weighted-average market value of $2.47 per MMBtu ($12.7 million).  In addition, we had standby letters of credit outstanding of approximately $2.8 million at December 31, 2015.  We also had deposits from customers of $2.1 million for forward sales commitments at December 31, 2015.

Termination of Sales Commitment - Ammonium nitrate supply agreement—Pursuant to a long-term cost-plus supply agreement, EDC agreed to supply Orica International Pte Ltd (“Orica”) with an annual minimum of 240,000 tons of industrial grade ammonium nitrate (“AN”) produced at our El Dorado Facility. The agreement includes a provision for Orica to pay for product not taken. The agreement also includes a required notice of termination of one year, with the termination date to be no sooner than April 9, 2015. On March 31, 2014, EDC sent to Orica the required one-year notice that EDC would not renew the agreement.  As a result, the agreement was terminated on April 9, 2015.

11.  Commitments and Contingencies (continued)

Wastewater Pipeline Operating Agreement – EDC is party to an operating agreement for the right to use a pipeline to dispose its wastewater. EDC is contractually obligated to pay a portion of the operating costs of the pipeline, which portion is estimated to be $100,000 to $150,000 annually.  The initial term of the operating agreement is through December 2053.

Performance and Payment Bonds – We are contingently liable to sureties in respect of certain insurance bonds issued by the sureties in connection with certain contracts entered into by certain subsidiaries in the normal course of business.  These insurance bonds primarily represent guarantees of future performance of our subsidiaries.  As of December 31, 2015, we have agreed to indemnify the sureties for payments, up to $12.4 million, made by them in respect of such bonds.  All of these insurance bonds are expected to expire or be renewed in 2016.

Employment and Severance Agreements - We have employment and severance agreements with several of our officers. The agreements, as amended, provide for annual base salaries, bonuses and other benefits commonly found in such agreements. In the event of termination of employment due to a change in control (as defined in the agreements), the agreements provide for payments aggregating $8.9 million at December 31, 2015.

Legal Matters - Following is a summary of certain legal matters involving the Company:

A. Environmental Matters

Our facilities and operations are subject to numerous federal, state and local environmental laws and to other laws regarding health and safety matters (collectively, the “Environmental and Health Laws”). In particular, the manufacture, production and distribution of chemical products are activities that entail environmental and public health risks and impose obligations under the Environmental and Health Laws, many of which provide for certain performance obligations, substantial fines and criminal sanctions for violations. There can be no assurance that we will not incur material costs or liabilities in complying with such laws or in paying fines or penalties for violation of such laws. The Environmental and Health Laws and related enforcement policies have in the past resulted, and could in the future result, in significant compliance expenses, cleanup costs (for our sites or third-party sites where our wastes were disposed of), penalties or other liabilities relating to the handling, manufacture, use, emission, discharge or disposal of hazardous or toxic materials at or from our facilities or the use or disposal of certain of its chemical products.  Further, a number of our chemical facilities are dependent on environmental permits to operate, the loss or modification of which could have a material adverse effect on their operations and our financial condition.

Historically, significant capital expenditures have been incurred by our subsidiaries in order to comply with the Environmental and Health Laws, and significant capital expenditures are expected to be incurred in the future. We will also be obligated to manage certain discharge water outlets and monitor groundwater contaminants at our facilities should we discontinue the operations of a facility. We do not operate the natural gas wells where we own a working interest and compliance with Environmental and Health Laws is controlled by others.  We are responsible for our working interest proportionate share of the costs involved.   As of December 31, 2015, our accrued liabilities for environmental matters totaled $439,000 relating primarily to the matters discussed below. It is reasonably possible that a change in the estimate of our liability could occur in the near term.  Also, see discussion in Note 8 – Asset Retirement Obligations.

1. Discharge Water Matters

Each of our manufacturing facilities generates process wastewater, which may include cooling tower and boiler water quality control streams, contact storm water (rain water inside the facility area that picks up contaminants) and miscellaneous spills and leaks from process equipment. The process water discharge, storm-water runoff and miscellaneous spills and leaks are governed by various permits generally issued by the respective state environmental agencies as authorized and overseen by the U.S.

Environmental Protection Agency (the “EPA”). These permits limit the type and amount of effluents that can be discharged and control the method of such discharge. The following are discharge water matters in relation to the respective state discharge water permits.

11.  Commitments and Contingencies (continued)

Our facility located in Pryor, Oklahoma (the “Pryor Facility”) holds a permit to inject wastewater into an on-site well that is valid until 2018.  The Oklahoma Department of Environmental Quality (“ODEQ”) has indicated that the permit may not be renewed and PCC may have to find an alternative means of disposal after the permit expires.  PCC is continuing to discuss disposal possibilities both internally and with the ODEQ.

The El Dorado Facility is subject to a state National Pollutant Discharge Elimination System (“NPDES”) discharge water permit issued by the Arkansas Department of Environmental Quality (“ADEQ”).  The El Dorado Facility is currently operating under an NPDES discharge water permit, which became effective in 2004.  In 2010, a preliminary draft of a discharge water permit renewal for the El Dorado Facility, which contains more restrictive limits, was issued by the ADEQ.

EDC believes that the El Dorado Facility has generally demonstrated its ability to comply with applicable ammonia and nitrate permit levels, but has, from time to time, had difficulty meeting the more restrictive dissolved minerals permit levels, primarily related to storm-water runoff.  We do not believe this matter regarding meeting the permit requirements as to the dissolved minerals is a continuing issue for the process wastewater as the result of the El Dorado Facility disposing its wastewater (beginning in September 2013) via a pipeline constructed by the City of El Dorado, Arkansas.  We believe that the issue with the storm-water runoff should be resolved if and when the ADEQ issues a new NPDES discharge water permit, which we have been advised that the ADEQ is currently processing.

During 2012, EDC paid a penalty of $100,000 to settle an administrative complaint issued by the EPA, and thereafter handled by the U.S. Department of Justice (“DOJ”), relating to certain alleged violations through 2010 of EDC’s 2004 NPDES discharge water permit. The DOJ advised that action would also be taken for alleged violations occurring after 2010. As of the date of this report, no action has been filed by the DOJ against EDC.  As a result, the cost (or range of costs) cannot currently be reasonably estimated regarding this matter.  Therefore, no liability has been established at December 31, 2015.

In addition, the El Dorado Facility is currently operating under a consent administrative order (the “CAO”) that recognizes the presence of nitrate contamination in the shallow groundwater. The 2006 CAO required EDC to continue semiannual groundwater monitoring, to continue operation of a groundwater recovery system and to submit a human health and ecological risk assessment to the ADEQ relating to the El Dorado Facility.  The risk assessment was submitted in August 2007. In February 2015, the ADEQ stated that El Dorado Chemical was meeting the requirements of the CAO and should continue semi-annual monitoring. The final remedy for shallow groundwater contamination, should any remediation be required, will be selected pursuant to a new consent administrative order and based upon the risk assessment. The cost of any additional remediation that may be required will be determined based on the results of the investigation and risk assessment, of which cost (or range of costs) cannot currently be reasonably estimated.  Therefore, no liability has been established at December 31, 2015, in connection with this matter.

2. Air Matters

One of our subsidiaries, PCC has been advised that the ODEQ is conducting an investigation into whether the chemical production facility located in Pryor, Oklahoma is in compliance with certain rules and regulations of the ODEQ and whether PCC’s reports of certain air emissions primarily in 2011 were intentionally reported incorrectly to the ODEQ.  PCC has cooperated with the ODEQ in connection with this investigation. As of December 31, 2015, we are not aware of any recommendations made or to be made by the ODEQ with respect to legal action to be taken or recommended as a result of this ongoing investigation.

3. Other Environmental Matters

During 2013, the EPA conducted a risk management inspection of our Cherokee Facility.  During 2014, our Cherokee Facility received a notice of violation from the EPA as a result of the inspection, which listed eleven alleged violations.  Our Cherokee Facility has provided the EPA with written responses.  During May 2015, our Cherokee Facility received a settlement letter from the EPA, which terms have been accepted by the Cherokee Facility, and we are awaiting the final consent decree from the EPA.  Under the proposed settlement agreement, we agreed to pay a penalty in the form of providing approximately $100,000 to purchase emergency response equipment for the local first responders plus a civil penalty to the EPA of approximately $26,000.  A final consent decree to settle this matter was issued and signed by CNC in December 2015.  The consent decree will become final upon signing by the EPA and filing with the court.  As a result, we have accrued for the amount of this settlement, which is included in our accrued liabilities for environmental matters discussed above.

11.  Commitments and Contingencies (continued)

In 2002, two of our subsidiaries sold substantially all of their operating assets relating to a Kansas chemical facility (the “Hallowell Facility”) but retained ownership of the real property.  Even though we continued to own the real property, we did not assess our continuing involvement with our former Hallowell Facility to be significant and therefore accounted for the sale as discontinued operations.  Our subsidiary retained the obligation to be responsible for, and perform the activities under, a previously executed consent order to investigate the surface and subsurface contamination at the real property and develop a corrective action strategy based on the investigation.  In addition, certain of our subsidiaries agreed to indemnify the buyer of such assets for these environmental matters. Based on the assessment discussed above, we account for transactions associated with the Hallowell Facility as discontinued operations.

As the successor to a prior owner of the Hallowell Facility, Chevron Environmental Management Company (“Chevron”) has agreed in writing, within certain limitations, to pay and has been paying one-half of the costs of the investigation and interim measures relating to this matter as approved by the Kansas Department of Health and Environment (the “KDHE”), subject to reallocation.

Our subsidiary and Chevron are pursuing with the state of Kansas, including the KDHE, a corrective action strategy relating to the Hallowell Facility.  This strategy currently includes long-term surface and groundwater monitoring to track the natural decline in contamination. During 2014, the KDHE approved a corrective action study work plan and will consider and recommend restoration or replacement pursuant to the work plan and/or whether to seek compensation in its evaluation.  Currently, it is unknown what remediation and damages the KDHE may require, if any, but it is reasonably possible that certain remediation activities could be required to begin in 2016.  The ultimate required remediation, if any, is currently unknown.  Our subsidiary and Chevron have retained an environmental consultant to perform the corrective action study work plan as to the appropriate method to remediate the Hallowell Facility. The resulting study was submitted to the KDHE for review.  We are advised by our consultant that until the study is completed there is not sufficient information to develop a meaningful and reliable estimate (or range of estimate) as to the cost of the remediation. We accrued our allocable portion of costs primarily for the additional testing, monitoring and risk assessments that could be reasonably estimated, which is included in our accrued liabilities for environmental matters discussed above. The estimated amount is not discounted to its present value.  As more information becomes available our estimated accrual will be refined.

B. Other Pending, Threatened or Settled Litigation

In April 2013, an explosion and fire occurred at the West Fertilizer Co. (“West Fertilizer”) located in West, Texas, causing death, bodily injury and substantial property damage.  West Fertilizer is not owned or controlled by us, but West Fertilizer was a customer of EDC, purchasing AN from EDC from time to time. LSB and EDC received letters from counsel purporting to represent subrogated insurance carriers, personal injury claimants and persons who suffered property damages informing LSB and EDC that their clients are conducting investigations into the cause of the explosion and fire to determine, among other things, whether AN manufactured by EDC and supplied to West Fertilizer was stored at West Fertilizer at the time of the explosion and, if so, whether such AN may have been one of the contributing factors of the explosion.  Initial lawsuits filed named West Fertilizer and another supplier of AN as defendants.  In 2014, EDC and LSB were named as defendants, together with other AN manufacturers and brokers that arranged the transport and delivery of AN to West Fertilizer, in the case styled City of West, Texas v CF Industries, Inc., et al, in the District Court of McLennan County, Texas. The plaintiffs allege, among other things, that LSB and EDC were negligent in the production and marketing of fertilizer products sold to West Fertilizer, resulting in death, personal injury and property damage.  EDC retained a firm specializing in cause and origin investigations with particular experience with fertilizer facilities, to assist EDC in its own investigation.  LSB and EDC placed its liability insurance carrier on notice, which carrier is handling the defense for LSB and EDC concerning this matter.  Our product liability insurance policies have aggregate limits of general liability totaling $100 million, with a self-insured retention of $250,000.  In August 2015, the trial court dismissed plaintiff’s negligence claims against us and EDC based on a duty to inspect, but allowed the plaintiffs to proceed on claims for design defect and failure to warn.  Subsequently, we and EDC have entered into a confidential settlement agreements with several plaintiffs that had claimed wrongful death and bodily injury.  A portion of this settlement was paid by the insurer during 2015 and in January 2016.  While these settlements resolve the claims of what we believe were the highest risk cases in this matter for us, we continue to be party to litigation related to this explosion by other plaintiffs, in addition to indemnification or defense obligations we may have to other defendants.  We intend to continue to defend these lawsuits vigorously and we are unable to estimate a possible range of loss at this time if there is an adverse outcome in this matter as to EDC.  As of December 31, 2015, no liability reserve has been established in connection with this matter, except for the unpaid portion of the settlement agreement discussed above, but we have incurred professional fees up to our self-insured retention amount.

11.  Commitments and Contingencies (continued)

In May of 2015, our subsidiary, EDC, was sued in the matter styled BAE Systems Ordinance Systems, Inc. (“BAE”), et al. vs. El Dorado Chemical Company, in the United States District Court, Western District of Arkansas, for an alleged breach of a supply agreement to provide BAE certain products.  It is EDC’s position, among other things, that its inability to deliver to BAE was due to a force majeure event caused by a fire and explosion at EDC’s nitric acid plant, and that a force majeure clause in the supply agreement therefore excuses EDC’s performance under the supply agreement.  BAE’s pre-litigation demand indicated a claim of approximately $18 million.  EDC intends to vigorously defend this matter.  The cost (or range of costs), if any, EDC would incur relating to this matter cannot currently be reasonably estimated.  Therefore, no liability has been established at December 31, 2015.

In September 2015, a case styled Dennis Wilson vs. LSB Industries, Inc., et al., was filed in the United States District Court for the Southern District of New York.  The plaintiff purports to represent a class of our shareholders and asserts that we violated federal securities laws by allegedly making material misstatements and omissions about delays and cost overruns at our El Dorado Chemical Company manufacturing facility and about our financial well-being and prospects.  The lawsuit, which also names certain current and former officers, seeks an unspecified amount of damages.  Given the uncertainty of litigation, the preliminary stage of the case, and the legal standards that must be met for, among other things, class certification and success on the merits, we cannot estimate the reasonably possible loss or range of loss that may result from this action.

In September 2015, we and El Dorado Ammonia L.L.C (“EDA”) received formal written notice from Global Industrial, Inc. (“Global”) of Global’s intention to assert mechanic liens for labor, service, or materials furnished under certain subcontract agreements for the improvement of the new ammonia plant at our El Dorado Facility.  Global is a subcontractor of Leidos Constructors, LLC (“Leidos”), the general contractor for EDA for the construction for the ammonia plant.  Leidos terminated the services of Global with respect to their work performed at our El Dorado Facility in July 2015 and Global claims it is entitled to payment for certain work prior to its termination in the sum of approximately $18 million.  Leidos reports that it made an estimated $6 million payment to Global on or about September 11, 2015, and EDA paid Leidos approximately $3.5 million relating to work performed by subcontractors of Global.  Leidos has not approved certain payments to Global pending the result of on-going audits and investigation undertaken to quantify the financial impact of Global’s work.  EDA intends to monitor the Leidos audit, and conduct its own investigation, in an effort to determine whether any additional payment should be released to Global for any work not in dispute.  LSB and EDA intend to pursue recovery of any damage or loss caused by Global’s work performed at our El Dorado Facility. In January 2016, El Dorado, Leidos and Global reached an agreement whereby the approximately $3.6 million claims of Leidos’ remaining unpaid subcontracts, vendors and suppliers will be paid (and these suppliers and subcontractors will in turn issue releases of their respective claims and liens.  In addition, Global will reduce the value of its claim as against Leidos, and its lien amount as against the Project by a like amount. After all such lower tier supplier and subcontractors are satisfied, the Global claim and lien amount will be reduced to approximately $5 million. No liability has been established in connection with the remaining $5.0 million claim.  In addition, LSB and EDA intend to pursue recovery of any damage or loss caused by Global’s work performed at our El Dorado Facility.

We are also involved in various other claims and legal actions.  It is possible that the actual future development of claims could be different from our estimates but, after consultation with legal counsel, we believe that changes in our estimates will not have a material effect on our business, financial condition, results of operations or cash flows.